UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a.11(c) or Section 240.14a-12

MORGAN STANLEY FOCUS GROWTH FUND
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ____________________________

(2)	Aggregate number of securities to which transaction applies: __________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________________________________

(4)	Proposed maximum aggregate value of transaction: __________________________________

(5)	Total fee paid: ____________________________________________________________

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ____________________________________________________

(2)	Form, Schedule or Registration Statement No.: ____________________________________

(3)	Filing Party: ______________________________________________________________

(4)	Date Filed: ______________________________________________________________

MORGAN STANLEY FOCUS GROWTH FUND
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
on behalf of its
FOCUS GROWTH PORTFOLIO
c/o Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of each of Morgan Stanley Focus Growth Fund and Morgan Stanley Select Dimensions Investment Series, on behalf of its Focus Growth Portfolio (each, a ‘‘Fund’’ and collectively, the ‘‘Funds’’), will be held on August 1, 2007 at 9:00 a.m., at the offices of Morgan Stanley Investment Advisors Inc., 522 Fifth Avenue, 3rd Floor Board Room, New York, New York 10036.

The Meetings are being held for the following purposes:

1.	To change the classification of each Fund from a diversified fund to a non-diversified fund.

2.	To modify the investment objective of each Fund.

3.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record of a particular Fund at the close of business on May 17, 2007, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.

Mary E. Mullin Secretary

Dated: May [    ], 2007

If you do not expect to attend the Meeting for your Fund, please sign and promptly return the enclosed Proxy Card in the enclosed self-addressed envelope. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy Card(s) or, in the case of the Morgan Stanley Focus Growth Fund, voting by telephone or Internet by following the instructions on the Fund’s Proxy Card promptly.

MORGAN STANLEY FOCUS GROWTH FUND
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
on behalf of its
FOCUS GROWTH PORTFOLIO
c/o Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

JOINT PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS

August 1, 2007

This proxy statement is furnished by the Boards of Trustees (each, a ‘‘Board’’ and collectively, the ‘‘Boards’’) of Morgan Stanley Focus Growth Fund and Morgan Stanley Select Dimensions Investment Series, on behalf of its Focus Growth Portfolio (each, a ‘‘Fund’’ and collectively, the ‘‘Funds’’), in connection with the solicitation of Proxies by the Board for use at the Special Meetings of Shareholders to be held on August 1, 2007 (each, a ‘‘Meeting’’ and collectively, the ‘‘Meetings’’), at the principal executive office of the investment adviser for the Funds, Morgan Stanley Investment Advisors Inc. (hereinafter ‘‘MSIA’’ or the ‘‘Adviser’’), 522 Fifth Avenue, 3rd Floor Board Room, New York, New York 10036. It is expected that the Notice of Special Meetings, Joint Proxy Statement and Proxy Cards will first be mailed to shareholders of each Fund (each, a ‘‘Shareholder’’ and collectively, the ‘‘Shareholders’’) on or about May [  ], 2007. The purpose of the Meetings, the matters to be acted upon and the commencement time of the Meetings are set forth in the accompanying Notice of Special Meetings of Shareholders of the Funds.

If the accompanying Proxy Card for a Fund is executed properly and returned, shares represented by it will be voted at the Meeting for that Fund in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting of such Fund. All proxies that are properly signed and received in time and not revoked will be voted as marked. If no instructions are specified, shares will be voted FOR each Proposal applicable to that Fund.

The Board of each Fund has fixed the close of business on May 17, 2007 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the relevant Meeting and at any adjournment thereof. Each full share will be entitled to vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the record date, each Fund had the following shares outstanding and entitled to vote.

Morgan Stanley Focus Growth Fund	shares
Morgan Stanley Select Dimensions Investment Series, on behalf of its Focus Growth Portfolio	Class X shares
Class Y shares

The shares of the Morgan Stanley Select Dimensions Investment Series are currently sold only to (1) Hartford Life Insurance Company for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues, and to (2) Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues. Such separate accounts are sometimes referred to individually as an ‘‘Account’’ and collectively as the ‘‘Accounts.’’ The variable annuity contracts issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company are sometimes referred to as the ‘‘Variable Annuity Contracts.’’ The variable life insurance policies issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company are sometimes referred to as the ‘‘Variable Life Policies.’’ The Variable Annuity Contracts and the Variable Life Policies are sometimes referred to as the ‘‘Contracts.’’ The address of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company is 200 Hopmeadow Street, Simsbury, CT 06089.

In accordance with their view of currently applicable law, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company are expected to vote the shares of the Focus Growth Portfolio held in the applicable Account based on instructions received from the owners of Contracts having the voting interest in the corresponding sub-account of the Account. In connection with the solicitation of such instructions from such contractholders, it is understood and expected that Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company will furnish a copy of this Joint Proxy Statement to contractholders and that Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company will furnish to contractholders one or more instruction cards by which the contractholders may provide their instructions to Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. Shares for which no instructions are received in time to be voted will be voted by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company in the same proportion as shares for which instructions have been received in time to be voted.

The cost of soliciting proxies for the Meetings, consisting primarily of printing and mailing, is estimated at approximately $1.5 million, two-thirds of which will be borne by the Adviser and one-third of which will be borne pro rata by each Fund based on its relative net assets. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Funds, telephonic, telegraphic, online or oral communications by regular employees of certain affiliates of the Funds, including MSIA, having as its principal office 1221 Avenue of the Americas, New York, New York 10020, who will receive no extra compensation for their services. The solicitation of Proxy Cards is also expected to include communications by employees of Computershare Fund Services (‘‘Computershare’’), a proxy solicitation firm expected to be engaged by the Funds, to solicit Proxy Cards by mail or by telephonic, telegraphic or oral communications.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card accompanying this Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the proxy card. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

In certain instances, Computershare Fund Services may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders’ telephone numbers, and providing additional materials upon Shareholder request, Computershare will be paid at an estimated cost of $500,000.

Each Fund will furnish, without charge, a copy of its most recent annual report or semi-annual report to any Shareholder of the Fund requesting such reports. Requests for a Fund’s annual report and semi-annual report should be made by calling (800) 869-NEWS or by visiting the Adviser’s internet website at www.morganstanley.com/funds.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. If a Proposal is approved by Shareholders of one Fund and disapproved by Shareholders of the other Fund, the Proposal will be implemented for the Fund that approved the Proposal and will not be implemented for the Fund that did not approve the Proposal. Thus, it is essential that Shareholders complete, date, sign and return the enclosed Proxy Card or vote by telephone as indicated on the Proxy Card.

Under each Fund’s By-Laws, the presence at a meeting in person or by proxy of Shareholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker ‘‘non-votes’’ will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

At a meeting held on April 25, 2007, the Board of each Fund determined that it was in the best interest of the Fund to approve each Proposal. After careful consideration, the Board approved the submission of each Proposal to Shareholders of each Fund for their approval.

The Board of each Fund unanimously recommends that you cast your vote ‘‘FOR’’ each Proposal set forth in this Joint Proxy Statement.

Your vote is important. Please return your Proxy Card promptly no matter how many shares you own.

PROPOSAL 1 — TO CHANGE THE CLASSIFICATION OF EACH FUND
FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND

The Board of each Fund, including all the Trustees who are not ‘‘interested persons’’ (as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’)) of the Fund (the ‘‘Independent Trustees’’), has approved, and recommends that Shareholders of the Fund approve, changing the classification of the Fund from a diversified fund to a non-diversified fund.

A ‘‘diversified fund,’’ pursuant to Section 5(b)(1) of the 1940 Act, must have 75% of its total assets represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the fund’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. Conversely, the 1940 Act defines a ‘‘non-diversified fund’’ as a fund other than a diversified fund, and therefore places no limits on a non-diversified fund pursuant to this classification. A fund’s designation as non-diversified connotes greater risk because it may invest in a limited number of issuers. A non-diversified portfolio has potential for an increase in volatility since the portfolio’s performance may be closely tied to the market value of a single issuer. Investing a larger percentage of its assets in a single issuer increases the Fund’s exposure to credit risk and other risks associated with that issuer’s financial condition and business operations. The 1940 Act diversification requirements are similar to, but, are separate and apart from the diversification requirements that the Funds comply with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code. This Proposal does not in any way affect the Funds’ ability to comply with Subchapter M.

Over the past few years, each Fund has undergone several portfolio manager changes. With these changes, each Fund also has changed its investment strategy and the portfolio of securities held by each Fund has become more concentrated. In July 2006, each Fund changed its name from Morgan Stanley American Opportunities Fund to Morgan Stanley Focus Growth Fund to better reflect the Fund’s more ‘‘focused’’ investment strategy.

Under the 1940 Act, a fund cannot change from a diversified fund to a non-diversified fund without shareholder approval. Therefore, Shareholders are being asked to approve changing each Fund’s classification from a diversified fund to a non-diversified fund to better enable the Adviser to manage the Fund within its more concentrated investment strategy.

Vote Required and Board Recommendation

Approval of this Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the respective Fund entitled to vote thereon. Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the voting shares present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Funds. The Board of each Fund recommends that you vote ‘‘FOR’’ Proposal 1.

PROPOSAL 2 — TO CHANGE EACH FUND’S INVESTMENT OBJECTIVE

The Board of each Fund, including all the Independent Trustees has approved, and recommends that Shareholders of the Funds approve, changing each Fund’s investment objective as described below.

The current investment objective of each Fund is to ‘‘seek long-term capital growth consistent with an effort to reduce volatility.’’ Given each Fund’s shift to a more concentrated investment portfolio (as described in Proposal 1), the Fund desires to remove the reference ‘‘to reduce volatility’’ from its investment objective. This proposed change in investment objective is meant to further each Fund’s shift in investment strategy. Thus, if approved by Shareholders, each Fund’s new investment objective would be to ‘‘seek long-term capital growth.’’

Vote Required and Board Recommendation

Approval of this Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the respective Fund entitled to vote thereon. Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the voting shares present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund. The Board of each Fund recommends that you vote ‘‘FOR’’ Proposal 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the Fund’s outstanding shares at [                    ], 2007.

Fund	Shares Outstanding as of , 2007	Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Morgan Stanley Select Dimensions Investment Series, on behalf of its Focus Growth Portfolio	[ ] shares
Morgan Stanley Focus Growth Fund	[ ] shares

As of [         ], 2007, to the knowledge of the Adviser, the Trustees and executive officers of each Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of the respective Fund.

ADDITIONAL INFORMATION

General

The presence at any Shareholders’ meeting, in person or by proxy, of the holders of a majority of the applicable Fund’s shares issued and outstanding and entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker ‘‘non-vote’’ (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote such Fund’s shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, ‘‘abstentions’’), such Fund’s shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Accordingly, Shareholders are urged to forward their voting instructions promptly. Abstentions and broker ‘‘non-votes’’ will not constitute a vote ‘‘for’’ or ‘‘against’’ a matter and will be disregarded in determining the ‘‘votes cast’’ on an issue. Accordingly, abstentions and broker ‘‘non-votes’’ effectively will be a vote against approval of a Proposal because an affirmative vote of a majority of the total shares outstanding is required.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the Proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxy votes. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have voted ‘‘for’’ the Proposal and will vote against such adjournment those proxies which have voted ‘‘against’’ the Proposal. Abstentions and broker ‘‘non-votes’’ will be disregarded in connection with any such vote for adjournment.

Principal Underwriter and Administrator

Morgan Stanley Distributors Inc., whose principal address is 1221 Avenue of the Americas, New York, NY 10020, is the principal underwriter for the Funds. Morgan Stanley Services Company, Inc., whose principal address is 1221 Avenue of the Americas, New York, NY 10020, serves as the Funds’ administrator.

Submission of Shareholder Proposals

The Funds do not hold annual shareholders meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a Shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the relevant Fund at the address shown at the beginning of the Proxy Statement, within a reasonable time before such Fund begins to print and mail its proxy materials for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS

No matter other than as set forth herein is expected to come before either Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the applicable Fund.

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to either vote by telephone or Internet by following the instructions on the Proxy Card, or date and sign the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

Mary E. Mullin Secretary

Dated: May [    ], 2007

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important! And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous—24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your proxy statement and have it at hand.
2. Call toll-free 1-866-241-6192 to
website: https://vote.proxy-direct.com
3. Follow the recorded or on-screen directions.
4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY                            MORGAN STANLEY FOCUS GROWTH FUND                            PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 1, 2007

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby constitutes and appoints Ronald E. Robison and Stefanie V. Chang Yu , and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on May 17, 2007 at the Special Meeting of Shareholders to be held on August 1, 2007, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for Proposal 1 and Proposal 2.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 99999 999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE:

▪

		FOR	AGAINST	ABSTAIN
1.	Approval of a proposal to change the classification of the Morgan Stanley Focus Growth Fund from a diversified fund to a non-diversified fund.
		FOR	AGAINST	ABSTAIN
2.	Approval of a proposal to change the investment objective of the Morgan Stanley Focus Growth Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important! And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your proxy statement and have it at hand.
2. Call toll-free 1-866-241-6192 to
website: https://vote.proxy-direct.com
3. Follow the recorded or on-screen directions.
4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY        MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES          PROXY

FOCUS GROWTH PORTFOLIO

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 1, 2007

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby constitutes and appoints Ronald E. Robison and Stefanie V. Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on May 17, 2007 at the Special Meeting of Shareholders of the Focus Growth Portfolio to be held on August 1, 2007, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for Proposal 1 and Proposal 2.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 99999 999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date 15349_ERE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE:

▪

		FOR	AGAINST	ABSTAIN
1.	Approval of a proposal to change the classification of the Focus Growth Portfolio of Morgan Stanley Select Dimensions Investment Series from a diversified fund to a non-diversified fund.
		FOR	AGAINST	ABSTAIN
2.	Approval of a proposal to change the investment objective of the Focus Growth Portfolio of Morgan Stanley Select Dimensions Investment Series.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.